SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 7, 2006
UNITED HERITAGE BANKSHARES OF FLORIDA, INC.
(Exact name of registrant as specified in charter)

Florida		04-3691059

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1411 Edgewater Drive, Suite 100, Orlando, Florida	32804

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (407) 712-6151
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
Ex-16.1 Osburn Henning Letter

Item 4.01. Changes in Registrant’s Certifying Accountant.
On April 7, 2006, United Heritage Bankshares of Florida, Inc. (the “Company”) dismissed Osburn, Henning and Company (“Osburn, Henning”) as its independent registered certified public accountants. The decision was approved by the Audit Committee of the Board of Directors of the Company.
The reports of Osburn, Henning on the Company’s financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
During the Company’s fiscal years ended December 31, 2005 and 2004 and the subsequent interim period preceding Osburn Henning’s dismissal, the Company had no disagreements with Osburn, Henning on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Osburn, Henning, would have caused Osburn, Henning to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years and through April 7, 2006.
During the Company’s fiscal years ended December 31, 2005 and 2004 and the subsequent interim period preceding Osburn, Henning’s dismissal and through April 7, 2006, there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company has provided Osburn, Henning a copy of the disclosures in this Form 8-K and has requested that Osburn, Henning furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not Osburn, Henning agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated April 7, 2006 furnished by Osburn, Henning in response to that request is filed as Exhibit 16.1 to this Form 8-K.
The Company has engaged Hacker, Johnson & Smith, PA (“Hacker, Johnson”) to serve as its new independent registered certified public accountants, subject to the finalization of Hacker, Johnson’s routine due diligence procedures. Prior to the engagement of Hacker, Johnson to provide the audit of the Company’s financial statements and the review of interim filings, the Company did not consult Hacker, Johnson regarding any matter requiring disclosure under Item 304(a)(2) of Regulation S-K.
ITEM 9.01 Financial Statements and Exhibits.
(c) Exhibits.
The following exhibit is filed with this report:

Exhibit 16.1	Letter from Osburn, Henning and Company to the Securities and Exchange Commission dated April 7, 2006

For additional information contact David G. Powers, CEO, United Heritage Bankshares of Florida, Inc. at 407-712-6151.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Some of the statements in this report constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. These statements related to future events, other future financial performance or business strategies, and may be identified by terminology such as “may,” “will,” “should,” “expects,” “scheduled,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “potential,” or “continue” or the negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating these statements, you should specifically consider the factors described throughout this report. We cannot be assured that future results, levels of activity, performance or goals will be achieved.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED HERITAGE BANKSHARES OF FLORIDA, INC.

By:	/s/ David G. Powers

President and Chief Executive Officer
Date: April 10, 2006

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